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                                                                      Exhibit 23



                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statements (Form SB-2 No. 333-31947, Form S-8 No. 333-53159, Form S-8 No. 333-63799 and
Form S-3 No. 333-77923) of ViewCast.com, Inc. and in the related Prospectuses of our report dated February 18, 2000, with respect to the consolidated financial statements of ViewCast.com, Inc. included in this Annual Report (Form 10-KSB) for the year ended December 31, 1999.



                                            ERNST & YOUNG LLP

Dallas, Texas
March 27, 2000